UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2011

                 Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)
Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2011, Taylor Capital Group, Inc.'s wholly-owned subsidiary, Cole Taylor Bank (the "Bank"), amended the lease of its Rosemont, Illinois office headquarters and facilities (the "Rosemont Facility") pursuant to a Third Amendment to Lease (the "Third Amendment") by and between the Bank and Long Ridge Office Portfolio, L.P., a Delaware limited partnership (the "Landlord").

The Bank initially leased the Rosemont Facility pursuant to the Office Lease, dated as of March 5, 2003 (the "Original Lease"), by and between the Bank and Orix O'Hare II, Inc., an Illinois corporation (the "Original Landlord"), which was included as Exhibit 10.66 to Taylor Capital Group, Inc.'s Annual Report on Form 10-K filed on March 21, 2003 with the Securities and Exchange Commission. The Original Lease was amended by the First Amendment to Pointe O'Hare Lease, dated as of May, 2003, by and between the Original Landlord and the Bank (the "First Amendment"), and further amended by the Second Amendment to Pointe O'Hare Lease, dated as of October 7, 2005, by and between the Original Landlord and the Bank (the "Second Amendment"). The Original Lease, as amended by the First Amendment and the Second Amendment, is herein referred to as the "Lease." The Landlord is the successor-in-interest to the Original Landlord.

The initial term of the Lease commenced on September 10, 2003 and, prior to the Third Amendment, was scheduled to expire on August 31, 2014. The Third Amendment extended the term of the Lease for an additional five years and one month consisting of the period commencing September 1, 2014 and ending on September 30, 2019 (the "Extended Term"). The Bank has the option to further extend the Extended Term for two (2) additional five (5) year periods in accordance with the terms of the Lease, as amended by the Third Amendment.

Commencing on September 1, 2014, the monthly base rent will be $169,752.13, with scheduled annual base rent increases during the Extended Term, subject to rent abatement applicable to certain months during the Extended Term, all as set forth in the Third Amendment. The Third Amendment also provides for a tenant refurbishment allowance and a right of first offer to lease certain additional space in the building in which the Rosemont Facility is located, among other provisions.

A copy of the First Amendment, Second Amendment and Third Amendment are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. The foregoing summary of the terms of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

10.1 First Amendment to Pointe O'Hare Lease, dated as of May, 2003, by and between Orix O'Hare II, Inc., an Illinois corporation, and Cole Taylor Bank.

10.2 Second Amendment to Pointe O'Hare Lease, dated as of October 7, 2005, by and between Orix O'Hare II, Inc., an Illinois corporation, and Cole Taylor Bank.

10.3 Third Amendment to Lease, dated as of October 12, 2011, by and between Long Ridge Office Portfolio, L.P., a Delaware limited partnership, and Cole Taylor Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2012

TAYLOR CAPITAL GROUP, INC.
/s/ Randall T. Conte
By:	Randall T. Conte
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

10.1 First Amendment to Pointe O'Hare Lease, dated as of May, 2003, by and between Orix O'Hare II, Inc., an Illinois corporation, and Cole Taylor Bank.

10.2 Second Amendment to Pointe O'Hare Lease, dated as of October 7, 2005, by and between Orix O'Hare II, Inc., an Illinois corporation, and Cole Taylor Bank.

10.3 Third Amendment to Lease, dated as of October 12, 2011, by and between Long Ridge Office Portfolio, L.P., a Delaware limited partnership, and Cole Taylor Bank.